Weiss Alternative Balanced Risk Fund Class I (WEISX) Class K (WEIKX)

SUMMARY PROSPECTUS
May 13, 2016

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and the most recent reports to shareholders, online at www.gweiss.com/Solutions/Mutual-Funds/. You can also get this information at no cost by calling 866‑530‑2690.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated December 1, 2015, each as supplemented from time to time.

Investment Objectives

The investment objective of Weiss Alternative Balanced Risk Fund (the “Fund”) is to seek to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class K
Management Fees	1.60%	1.60%
Distribution (12b-1) Fees	None	None
Other Expenses(1)
Dividends and Interest on Short Positions	1.00%	1.00%
Shareholder Servicing Fees	0.10%	None
All other expenses	0.60%	0.60%
Total Other Expenses	1.70%	1.60%
Acquired Fund Fees and Expenses(1), (2)	0.08%	0.08%
Total Annual Fund Operating Expenses	3.38%	3.28%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.05)%	(0.05)%
Net Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.33%	3.23%

(1) Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.
(2)      Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies.  The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) which only reflect the direct operating expenses incurred by the Fund.

(3)      Weiss Multi-Strategy Advisers LLC (the “Adviser”) has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of any taxes, acquired fund fees and expenses, leverage interest, dividends and interest on short positions, brokerage fees (including commissions, mark-ups and mark-downs),  annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, swap fees and expenses, or other extraordinary expenses, such as litigation, not incurred in the ordinary course of  the Fund's business 2.25% and 2.15% of the average daily net assets of the Fund’s Class I and Class K shares, respectively. To the extent that the Adviser waives its management fee and/or reimburses the Fund for other ordinary operating expenses, it may seek the recoupment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. The expense limitation and/or fee waiver agreement is in effect through February 28, 2017, and may be terminated only with the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class I	$336	$1,034
Class K	$326	$1,005

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal period as of the date of this Summary Prospectus.

Principal Investment Strategies

The Fund employs a balanced risk allocation strategy by investing in (1) a “long-only” portfolio of equity securities (the “equity component”), (2) a “long-only” portfolio of debt securities (i.e. the “bond component”), and (3) a diversified, multi-strategy “long/short” portfolio that will include equity securities, debt securities, and/or derivatives (the “long/short component”). To implement its strategy, the Fund may also use derivatives, such as swaps and futures on indexes, in the equity and bond components. The Fund’s equity and bond components consist only of securities purchased with the objective of seeking an increase in the underlying prices of such securities. The Fund's equity component will, under normal circumstances, consist of domestically traded large and mid-cap equity securities that aim to approximately track price performance in the overall stock market. The portion of the Fund’s overall portfolio comprised of debt securities, which are held in the bond and long/short components, will, under normal market conditions, have a weighted average maturity that exceeds 9 years and will consist primarily of investment-grade debt securities with an average credit rating in excess of “A” by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Rating Organization. The Fund may also invest in below-investment grade debt securities (also referred to as high yield debt securities or “junk” bonds).

The Fund’s long/short component consists of a combination of “long” securities purchased that seek to benefit from an increase in the underlying prices of such securities and “short” securities sold that seek to benefit from a decrease in the underlying prices of such securities.  The Fund’s long/short component may be characterized by sector focus, geographic definition, quantitative method, event orientation or some other dominant characteristic.  The strategies employed and the allocation among them will vary over time.  The common attribute of these strategies is a long/short investment approach whereby various securities or instruments are held long and others are sold short.  The Adviser, therefore, applies moderate leverage (i.e., borrowed capital to increase investment exposure) to the long/short component in an effort to enhance absolute returns.  In addition, in order to take advantage of certain opportunities in the securities markets, the Fund may engage in active and frequent trading with respect to the long/short component.

The Adviser seeks to allocate assets to each of the three components based on the Adviser’s assessment of each component’s expected contribution to the Fund’s overall portfolio risk. The Adviser utilizes the historical price return and volatility (among other proprietary measures) of each component in order to estimate a component’s risk contribution.  Although there is no requirement to invest a specific percentage of the Fund’s assets in a particular component, it is generally expected that a larger percentage of the Fund’s assets will be allocated to low risk asset classes (i.e. those that comprise the bond component) than to higher risk asset classes (i.e. those that comprise the equity component).  Given that the Adviser seeks to allocate assets to each individual component according to its risk contribution (as measured by its historical price return and volatility), the Fund’s allocation of assets to each of the equity component, the bond component, and the long/short component can fluctuate widely.

The equity securities that comprise the Fund’s equity component may at any time include positions in U.S. common, preferred or convertible securities of large or mid- capitalization issuers; securities of other investment companies, including exchange-traded funds (“ETFs”); depositary receipts, including American Depositary Receipts (“ADRs”), and derivatives, such as swaps and futures on indexes. The equity securities that comprise the Fund’s long/short component may at any time include positions in U.S. or non-U.S. common, preferred or convertible securities of any market capitalization throughout the world, including emerging markets countries; securities of other investment companies, including ETFs; and depositary receipts, including ADRs. The debt securities that comprise the Fund’s bond and long/short components may include corporate debt securities, bonds (including inflation-indexed bonds), notes or other debentures, U.S. Government and foreign government securities, high yield or junk bonds, ETFs, and derivatives, such as swaps and futures on indexes.  In addition, the long/short component may invest in derivative instruments, including swaps, interest rate swaps, options or index options (e.g., calls and puts may be purchased or written), futures contracts, and forward contracts.  The Fund’s derivative instruments are used to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and/or to hedge against market movements.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money.   The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Allocation risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objectives. Although the Fund will pursue its objectives by allocating investment risks (measured by price return and volatility expectations) across asset classes that may react differently to various environments, there is no guarantee that it will be successful. The Fund may be unsuccessful in allocating risk effectively. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objectives.

Debt securities risks.

Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due.  As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the economic, social or political conditions that affect a particular issuer or counterparty, or type of security or other instrument can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due

Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: The risk that debt instruments will change in value (either positively or negatively) because of changes in interest rates.

Prepayment risk: The risk that the issuer of a debt security repays all or a portion of the principal prior to the security's maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

Depositary receipts risk. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that correlates precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The following derivative instruments are also subject to the additional risks described below.

Counterparty risk. The risk that the Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty.  To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Futures and forwards risk. In addition to the risks described above, such as leverage and correlation risk, the Fund’s use of futures and forwards contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In addition, while futures and forwards contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap risk. The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive government regulation. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest rate swap risk.  The Fund may enter into derivatives called interest rate swaps. Risks associated with interest rate swaps include changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

Options risk.  Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Equity issuer risk. The risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

Focused investment risk. A fund that invests a substantial portion of its assets in a particular market, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of a fund that has focused investments is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, region or sector.

Foreign investing risk. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign investing risk includes the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments.  If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.  To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Emerging market country risk. The risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

Foreign currency risk. The risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

High yield debt securities (“junk” bond) risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Inflation-indexed bond risk. The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Large shareholder risk.  The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Leveraging risk. The risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

Limited operating history risk. The risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
Market capitalization risk. The Fund may invest in securities of any market capitalization.
Large capitalization risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium and small capitalization risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

Market risk. The risk that the market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so and, potentially, at unfavorable prices.  Certain securities may be difficult to value during such periods.  These risks may be heightened for debt securities due to the current historically low interest rate environment.

Other investment company and ETF risk. The risk that an investment company, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. In addition, ETFs may trade at a premium or discount to the underlying securities NAV, which could impact the value of a shareholder’s investment.

Portfolio management risk. The risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

Portfolio turnover risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

Short position risk. The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
Sovereign debt obligations risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

U.S. Government securities risk. The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Performance Information

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Summary Prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Adviser

Weiss Multi-Strategy Advisers LLC is the Adviser to the Fund.

Portfolio Managers

The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Managers	Position with the Adviser	Length of Service to the Fund
Jordi Visser Charles S. Crow IV Edward Olanow	President and Chief Investment Officer Quantitative Analyst Vice President	Since inception in 2015 Since inception in 2015 Since inception in 2015

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail (Weiss Alternative Balanced Risk Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 866-530-2690, or by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

	Minimum Initial Investment	Minimum Subsequent Investment
Class I	$250,000	$1,000
Class K	$2,000,000	$1,000

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weiss Alternative Balanced Risk Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 866-530-2690 (toll free) www.gweiss.com/Solutions/Mutual-Funds/	SUMMARY PROSPECTUS May 13, 2016